Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Equable Shares Small Cap Fund
(Class I EQSIX)

A Series of Series Portfolios Trust

October 17, 2019

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) each dated February 28, 2019

Based upon the recommendation of Teramo Advisers, LLC (the “Adviser”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) of the Equable Shares Small Cap Fund (the “Fund”), a series of the Trust. Pursuant to the Plan of Liquidation, the Fund will be liquidated on or around October 30, 2019 (the “Liquidation” or “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required.

The Fund is currently closed to new investments, and will remain closed through the Liquidation Date. Shareholders may continue to redeem shares of the Fund as described in the Fund’s Prospectus.  In addition, effective immediately, the Adviser will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective. The Fund will bear all transaction costs incurred in connection with the liquidation of the Fund’s assets. The Adviser will bear all other expenses incurred in carrying out the Plan of Liquidation.

Under the terms of the Plan of Liquidation, the Fund will liquidate its assets as of the close of trading on the New York Stock Exchange on the Liquidation Date, at which time the Fund’s shareholders will subsequently receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, as of the Liquidation Date, subject to any required withholdings. The sale of portfolio holdings will result in the Fund realizing gains or losses, and the proceeds payable to shareholders will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.  You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the Liquidation that are relevant to your specific situation.

Please contact the Fund at 1-888-898-2024 if you have any questions.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.